SHINE MEDIA

Green China Resources, Inc.

Shine Media Acquisition Corporation
(SHND, SHNDW, SHNDU)

Safe Harbor Statement

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other SEC filings, including the Form 10−K for the period ended December 31, 2007. These risks and uncertainties also include risks and uncertainties regarding GCR, including, among other things, changes in demand for GCR's products, GCR's dependence on significant customers, the lack of long-term contracts governing GCR's customer and supplier relationships, GCR's ability to retain its management and key personnel, GCR's ability to adequately protect its intellectual property and its technologies, competition in GCR's markets, competitive pricing and continued pricing pressures in the DBS market, supplier constraints, the introduction of products and services by competitors, the ability of GCR to manage costs and maintain production volumes, conditions in GCR's industry and economic conditions generally, GCR's ability to develop and market new technologies in a competitively advantageous manner, and GCR's success at integrating acquired businesses.

This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. SHND and GCR believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of the financial performance of GCR and the proposed acquisition. However, these non-GAAP financial measures should be considered in addition to and not as substitutes for, or superior to financial measures of financial performance prepared in accordance with GAAP. Our pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies.

Overview – Shine Media Acquisition Corp.

Special Purpose Acquisition Company

- IPO in December 2006
- Sold 6,900,000 Units at a public offering price of $6.00 per Unit. Each Unit included one share of common stock (SHND) and two warrants (SHNDW)
- Warrants are exercisable into common stock at $5.00 per share, until December 20, 2010
- SHND proposes to acquire China Greenscape Co. Ltd. ("GCR") due to its compelling story and growth potential
- Currently, approximately $40.1 Million held in trust
- Applying for a NASDAQ listing to occur after the acquisition of GCR

<u>Transaction Overview</u>

SHND entered into a definitive agreement to acquire GCR and its subsidiary, Jiangsu Sunshine Zoology and Forestry Development Co., in May 2008

- Consideration:
  - At closing: 37.3 million shares
  - Earn out through 2012: 21.0 million shares
  - $25 million cash payment to preferred investors due upon conversion of warrants

China Greenscape Company Overview

- Formed in 2002 to address the market opportunity for "green" development
- Provides trees and plants to China's cities, major developments, parks, greenbelts and highways
- Operations include the large-scale development, cultivation and distribution of trees and plants
  - Approximately 8 million trees and plants in varying stages of development
  - Growing area of over 3,100 acres
  - Ability to develop, source and acquire millions of additional trees and plants each year
- Existing backlog of over $234 million(1)
- Intellectual Property
  - 5 patents awarded; GCR has filed for 17 additional patents related to proprietary new breeds of trees
  - Significant relationships with China's top agricultural universities, including Beijing Forestry University, Nanjing Forestry University, Jiangsu Academy of Forestry and Jiangxi Academy of Forestry
- Strong government and developer relationships
  - Extensive network provides significant access to contracts and inventory acquisitions

(1) 1. As of June 30, 2008

Financial & Transaction Overview

($ and shares in millions)

(In USD millions)	2004	2005	2006	2007	2008*	2009*
Revenue	12.9	18.9	28.8	33.7	56.0	76.8
Net Income	6.0	10.2	13.2	16.8	> 27.0	> 37.0

Historical numbers are U.S. GAAP audited

**2008 and 2009 net income is guidance and is based on net operating income (excluding merger expenses)*

	SPAC Investment	Initial Shares	Ownership %
China Greenscape & Consultant		30,800,000	67%
Preferred A & C Investors		6,500,000	14%
SPAC Common	$ 40,100,000	8,758,333	19%
TOTALS	$ 40,100,000	46,058,333	100%

Increased Earnings Guidance

- **Comprehensive income for the first half of 2008 was $16.5 million; Net income was $13.1 million**
- Based on completion timelines of existing contracts and anticipated new contracts, company continues to revise earnings projections upwards

(In USD millions)	Date Given	2008	2009	2010	2011	2012
Earnings Guidance	August 2008	**> 27**	**> 37**			
Earnings Guidance	May 2008	27	37			
Incentive Share Targets*	August 2007	24.2	33.3	41.1	53.3	65.0

*4.2 million shares will be awarded to management, on an all or none basis each year from 2008 to 2012, if the net operating income numbers are reached.

Corporate Structure at Closing



Shine Shareholders(1)
Greenscape Shareholders(1)
19%
81%
BVI
Green China Resources
100%
Greenscape
BVI
China
100%
JSZF

(1) Diluted shares as converted.

Market Opportunity

Top-Down Mandate

- PRC issued "Green" mandate in 2002
- Created an environmental yardstick for evaluating the performance of every mayor
  - 10 square meters of "green" open space per capita by 2010
  - 35% green coverage for all new and existing cities by 2010
- PRC is projected to create over 20 new cities each year with populations over 500,000 each

Bottoms-Up Approach

- Massive urbanization in Chinese cities
- Customers include city planners (municipal governments) and real estate developers
  - Value of raw land greatly increased with addition of greenery
- PRC expects urban population to grow by over 350 million over next 20 years
- Close to 1 billion people will live in cities by 2025 [1]

(1) *McKinsey Consulting: China Urbanization research report, March 2008.*

Accelerating demand for green space driven by stringent government regulations and urbanization

Chinese Greenery Market Overview

China's greenery market to exceed $17 billion by 2010

- Highly fragmented market consisting of many small "mom and pop" suppliers
- Most suppliers do not have the necessary scale to cater to large city requirements



Total Greenery Market in China (RMB billions)
¥140
¥120
¥100
¥80
¥60
¥40
¥20
¥0
2001
2002
2003
2004
2005
2006E
2007E
2008E
2009E
2010E

GCR has two primary growing locations - Jiangxi and Jiangsu provinces

- Industry leader
- In discussions to acquire additional growing area and expand throughout China



Heilongjiang
Jilin
Liaoning
BEIJING
Tianjin
Hebei
Inner Mongolia
Xinjiang
Gansu
Ningxia
Shanxi
Shandong
Qinghai
Shaanxi
Henan
Shanghai
Tibet
Sichuan
Hubei
Anhui
Zhejiang
Hunan
Guizhou
Yunnan
Guangxi
Guangdong
Taiwan
Hainan

Greenscape's Growing Areas

Experienced Management Team

Lu Keping **Founder & Executive Director**	▪ Founded Jiangsu Sunshine Zoology & Forestry Development Co. in 2002 (China Greenscape's subsidiary) ▪ Founder of Jiangsu Sunshine Group, the largest woolen textile company in Asia (SH: 600220) ▪ Founder of the largest real estate development company in the Jiangsu province ▪ Successful investor in biotech, pharmceutical, energy, solar silicon, etc. ▪ Extensive PRC government and developer relationships

Henry Zhu (Zhenghong)
CEO
	▪ CEO of China Greenscape Co., Ltd. since March 2008 and CEO of its subsidiary, Jiangsu Sunshine Zoology and Real Estate Development Co., Ltd. since August 2002
	▪ Previously a government official for 10 years
	  ▪ From 2001 to 2007 was Deputy Mayor of Xinqiao Town Government in charge of agricultural development
	  ▪ 1995 to 2001 held the position of Commissioner of Organization of Xinqiao Town Government
	  ▪ 1993 to 1995 held the position of Director of Party Office in Xingiao Town Government
	  ▪ Deputy Chairman of Chamber of Commerce of Seedlings since 2005

David Chen
Executive Director
	▪ CEO and founder of Shine Media Acquisition Corp.
	▪ Has lived and worked in China for 30 years; currently lives in Shanghai
	  ▪ Chairman of Sancon Resources Recovery Inc (SRRY)
	  ▪ Consolidated 5 Chinese companies – annual compound return of 90% over 2 years, with a 260% stock appreciation
	  ▪ Former head of Marketing, CNN Asia, head of Advertising Sales, Turner Broadcasting (Greater China)
	  ▪ Bachelor of Economics from Monash University of Australia

Shirley Lee
Chief Financial Officer
	▪ Chief Financial Officer of China Greenscape since September 2007
	▪ Considerable experience in corporate finance, auditing and financial planning
	  ▪ Served as the Chief Financial Officer of Safe Information Group's Chinese subsidiary from 2006 to 2007
	  ▪ 2005 to 2006 held the position of financial analyst at AXA Insurance Group
	  ▪ 2003 to 2005 accountant at DBTEL International
	▪ MBA in Finance from Lincoln University, UK in 2001 and Bachelor's in Accountancy from Hangzhou Electronic and Engineering Institution in 1994
	▪ Full ACCA member since 2005

Zhan Yousheng **Production and Technical Director**	▪ Chief Technical Director since 2007 ▪ Responsible for the R&D activity at the cultivation center ▪ Previously served as a director and senior engineer of Jiangxi Forestry Institute since 2006 ▪ Associate Dean of Forest Resources at the Jiangxi Research Academy of Forestry Science from 1997 to 2005

SHINE MEDIA

Strategy

- Focus on large customers and provide single-source green solutions
- Increase amount of internally produced trees – technological advances via cloning
  - Creates proprietary growth culture formulas and replication processes unique to each tree or plant
  - Results in production of reproducible, high quality product
  - Reduces need to buy expensive seeds
- Expand growing areas
  - China Greenscape plans to expand through acquisitions
    - In August 2007, acquired the entire tree and plant inventory of Jiangxi Guofeng, which comprises over 4 million seedlings and trees and a growing area of 2,300 acres
    - In November 2007 and March 2008, acquired the inventory of Chengfeng Ecological Park, which comprises approximately 1.56 million seedlings and trees and a growing area of over 1,600 acres
- Maximize the value of products sold by working closely with planners

Growth Prospects

Geographic expansion in China

- Maintain leading position by being a single source of greenery and related services
- Increase the geographical reach within eastern and central China


Growth
Prospects

Integrated green solutions

- Consult with city authorities during initial urban planning stages
- Assist in the design and planning stages of their city planning programs
- Serve as a single-source provider to service the needs of an entire urban project or development

Innovative technologies

- Focus R&D on cultivation techniques to breed low-cost plant and tree species
- Implement multi-level and layered planting technologies to maximize use of land while ensuring health of inventory

Strong Contracted Backlog Pipeline

- Backlog exceeds $230 million as of June 30 2008 - provides revenue & inventory visibility
  - Chart does not include the recently signed $22 million contract related to the Hefei city expansion
  - Chart does not include short-term contracts and cash-sales, which have accounted for 10-20% of historical revenues each year



($ in Millions)
Projected Contract Revenue
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$15.2
$42.9
$74.7
$78.2
$69.8
6/30/2008
2008E
2009E
2010E
2011E

Source: Management projections.

Competitive Advantages / Barriers to Entry

Relationships

- Difficult to establish and takes years to gain the trust of government officials and developers

➡ Greenscape management has high-level local and national government relationships and significant developer relationships throughout China

Experience

- City planners want to work with the "safe choice" (as their job is on the line if the project is delayed or not performed to spec)

➡ Greenscape has successful experience supplying greenery to large-scale city projects since 2002

Scale

- Operational scale is necessary to fill greenery requirements for entire cities and developments – usually involves millions of trees and plants

➡ Greenscape has:

  - > 3,100 acres of growing area and > 8 million trees and plants – difficult for others to obtain
  - the largest botanical laboratory in China - would take years for others to try to replicate
  - unique access to additional growing area and inventory acquisitions

Technical expertise

- Without technical expertise, greenery may suffer from disease and could perish during transport

➡ Greenscape, with the largest botanical laboratory and support from multiple agricultural universities, is the technical leader in this field

Competitive Landscape within China

	Exchange	Region	Focus
Yunnan Green Co. Ltd. (002200 CH)	Listed on Shenzhen Stock Exchange 12/31/07	Yunnan Province in Southern China	Yunnan Province
Hangzhou Lantian Garden	Not listed	Hangzhou, Zhejiang Province	Zhejiang Province
Zhejiang Senhe Seed Company	Not Listed	Hangzhou, Zhejiang Province	Zhejiang Province
Guangdong Zonglu Garden	Not Listed	Zhongshan, Guangzhou	Guangdong Province



Balance Sheet Summary

Pro Forma Combined Balance Sheet[1]

As of 6/30/08		As of 12/31/07	
($ in Millions)		*($ in Millions)*	
Current Assets	$135.7	Current Assets	$90.3
Fixed Assets	4.1	Fixed Assets	3.3
Total Assets	**139.8**	**Total Assets**	**93.6**
Current Liabilities	37.5	Current Liabilities	20.1
Long Term Liabilities[2]	35.0	Long Term Liabilities(2)	32.9
Total Liabilities	**72.5**	**Total Liabilities**	**53.0**

Ratios	
Current	3.6:1
Debt/Asset	51.9%

Ratios	
Current	4.5:1
Debt/Asset	56.6%

% Increase in total assets from 12/31/07	**49.4%**

(1) Pro forma adjustments assume no stock conversion at the time of merger.
(2) Non-interest bearing loans due after 2011 to former shareholders

SHINE MEDIA

Additional Upside - Forest Product Opportunity



The Company intends to expand into the forest product market by acquiring:

1. **Rights to 58,525 acres of forest land**
   - **Expected to occur in 2009 with an anticipated acquisition of a 65% stake in Gaofeng for $20M**
     - Gaofeng has long-term rights to 58,525 acres of forest land
     - China Greenscape will use a portion of the proceeds from its merger with Shine to make the acquisition


Gaofeng

2. **Options to acquire rights to an additional 825,000 acres of forest from 2012 through 2016**
     - Plans to acquire 165,000 acres each year from 2012-2016 for RMB 2.5 billion
     - Each 165,000 acres will be harvested and generate 6-8 million cubic meters of raw wood (~3.5-4.7M cu meters of wood board)
       - > 7 billion RMB in revenue/year expected with 20-30% gross margins

PRC Domestic Wood Supply Shortage



PRC wood demand far outpacing supply

- China consumed ~325 million cubic meters of wood in 2006
- Annual domestic consumption expected to increase to > 400 million cubic meters by 2010
- Demand driven by:
  - Furniture market of $24 billion growing at 20-30% per yr.
  - Pulp and paper market of $20 billion growing at > 10% per yr.
  - Construction market of $440 billion growing at > 10% per yr.
    - Creating> 1.2 billion sq. meters of buildings each yr. (6x that of Europe)



Lack of commercially productive forest in China

- Farmers historically destroyed large amounts of China's forest to plant cash crops
- Per capita forest reserve is now 9.42 cubic meters, < 1/6 the world average

Increasing reliance on wood imports

- > ½ of the wood consumed in China is imported
- Domestic companies cannot produce wood fast enough
- PRC government supporting domestic wood production to lessen reliance on foreign wood

Summary



- **Company can cater to the greenery needs of ENTIRE city infrastructure projects**
- **China's MASSIVE infrastructure build-out NEEDS greenery**
  - With its unique scale, Greenscape can supply millions of trees and plants at a time
- **Limited competition in China**
  - Most competitors have < 20 acres and cannot cater to large city requirements
  - Very difficult for others to aggregate farmers and obtain rights to large growing areas
- **Existing major contracts create predictable growth through 2011**
  - Additional contracts will be upside
- **Strong PRC central government support**
  - Promoting "green" cities and the employment of farmers and peasants
  - Needs to accommodate over 350 million farmers moving to cities in the next 20 years
  - Has given the Company an indefinite tax-free status for its tree and plant business
- **Substantial upside** (not included in guidance)
  - Major forest product opportunity
  - Pharmaceutical ingredient opportunity, etc.